Exhibit 10.2


                      RECKSON OPERATING PARTNERSHIP, L.P.
                       (a Delaware limited partnership)


                                Debt Securities


                                TERMS AGREEMENT


                                                                March 23, 1999

To:        Reckson Operating Partnership, L.P.
           225 Broadhollow Road
           Melville, New York  11747

Ladies and Gentlemen:

         We understand that Reckson Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership") proposes to issue and sell $100,000,000 aggregate principal amount of the Operating Partnership's 7.400% Notes due March 15, 2004 (the "2004 Notes") and $200,000,000 aggregate principal amount of the Operating Partnership's 7.750% Notes due March 15, 2009 (the "2009 Notes," and together with the 2004 Notes, the "Notes"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective aggregate principal amount of Notes set forth below opposite their names at the purchase price set forth below, to the extent any are purchased.

                                      Principal Amount of   Principal Amount of
Underwriter                           2004 Notes              2009 Notes
-----------                           ----------------------  ----------------

Goldman, Sachs & Co.                     $  60,000,000        $  120,000,000
Chase Securities Inc.                        8,000,000            16,000,000
Donaldson, Lufkin & Jenrette                 8,000,000            16,000,000
         Securities Corporation
Merrill Lynch, Pierce, Fenner &
         Smith Incorporated                  8,000,000            16,000,000
Salomon Smith Barney Inc.                    8,000,000            16,000,000
Warburg Dillon Read LLC                      8,000,000            16,000,000
                                      ---------------------- ---------------

         Total                            $100,000,000         $ 200,000,000

         The Underwritten Securities shall have the following terms:

Title:                               7.400%  Notes  due  March  15,  2004 (the
                                     "2004 Notes")
                                     7.750% Notes due March 15, 2009 (the
                                     "2009 Notes")
Rank:                                The Notes will be  unsecured  obligations
                                     and will rank equally with each other and
                                     with all of our  other  unsecured  senior
                                     indebtedness,  except that the Notes will
                                     be effectively subordinated to all of our
                                     secured  debt  and  to  all  debt  of our
                                     subsidiaries.
Ratings                              Baa3 by Moody's Investors Service
                                     BBB- by Standard & Poor's
Aggregate Principal  Amount:         $100,000,000  of 2004 Notes
                                     $200,000,000 of 2009 Notes
Aggregate Principal Amount of
Option Underwritten Securities:      N/A
Initial public offering price:       For  the  2004  Notes,   99.828%  of  the
                                     principal  amount,  plus accrued interest
                                     or  amortized   original  issue  discount
                                     amount,   if  any,   from   the  date  of
                                     issuance;  for the 2009 Notes, 99.717% of
                                     the   principal   amount,   plus  accrued
                                     interest  or  amortized   original  issue
                                     discount amount, if any, from the date of
                                     issuance.
Purchase price per Note:             For  the  2004  Notes,   99.228%  of  the
                                     principal  amount,  plus accrued interest
                                     or  amortized   original  issue  discount
                                     amount, if any, from the date of issuance
                                     (payable in same day funds); for the 2009
                                     Notes,  99.067% of the principal  amount,
                                     plus   accrued   interest  or   amortized
                                     original issue discount  amount,  if any,
                                     from the  date of  issuance  (payable  in
                                     same day funds).
Interest rates:                      The  interest  rate for the 2004 Notes is
                                     7.400%;  the  interest  rate for the 2009
                                     Notes is 7.750%.
Interest Payment Dates:              Interest   on  the   Notes   is   payable
                                     semi-annually  in arrears on March 15 and
                                     September  15 of  each  year,  commencing
                                     September 15, 1999.
Maturity Dates:                      The 2004 Notes  will  mature on March 15,
                                     2004 and the 2009  Notes  will  mature on
                                     March 15, 2009.
Redemption provisions:               The Notes are  redeemable  at any time at
                                     the option of the Operating  Partnership,
                                     in  whole  or in  part,  at a  redemption
                                     price   equal  to  the  sum  of  (i)  the
                                     principal amount of the notes (or portion
                                     thereof)   being  redeemed  plus  accrued
                                     interest  thereon to the redemption  date
                                     and (ii) the Make-Whole  Amount,  if any,
                                     with  respect to such  notes (or  portion
                                     thereof).
Sinking Fund requirements:           N/A
Conversion provisions:               N/A
Other terms and conditions:          The 2004 Notes and the 2009  Notes  shall
                                     be in  the  form  of  Exhibits  A and  B,
                                     respectively,     to    the     Officers'
                                     Certificate,  dated as of March 26, 1999,
                                     of certain officers of Reckson Associates
                                     Realty Corp.,  as general  partner of the
                                     Operating Partnership.
Closing date and location:           March 26,  1999 at the offices of Brown &
                                     Wood LLP,  One World  Trade  Center,  New
                                     York, New York 10048.


         All of the provisions contained in the document attached as Annex I hereto entitled "RECKSON OPERATING PARTNERSHIP, L.P. -- Debt Securities -- UNDERWRITING AGREEMENT" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than 4:30 o'clock p.m. (New York City time) on March 23, 1999 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                           Very truly yours,

                                           GOLDMAN, SACHS & CO.


                                           By: /s/ Goldman, Sachs & Co.
                                               ----------------------------
                                                     (Goldman, Sachs & Co.)

                                   Acting on  behalf of itself  and the other
named Underwriters.



RECKSON OPERATING PARTNERSHIP, L.P.

By:      RECKSON ASSOCIATES REALTY CORP., its sole general partner


By:      /s/ Michael Maturo
         -----------------------------
         Name:
         Title: